Premier Limited Term Government Securities Fund
______________________________________-
Letter to Shareholders

Dear Shareholder:

    We are pleased to provide you with this report on the Premier Limited Term Government Securities Fund. For its annual reporting period ended December 31, 1995, your Fund produced total returns of 14.98%, 14.40%, 14.48% and 15.34% for Class A, Class B, Class C and Class R shares, respectively.* During this 12-month period, the Fund paid, approximately, the following income dividends: $.746 per share for Class A shares, producing a distribution rate per share of 5.62%; $.683 per share for Class B and Class C shares, producing a distribution rate per share of 5.30%; and $.776 per share for Class R shares, producing a distribution rate per share of 6.02%.**

The Economy

    Evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and all other short-term rates are based on this rate.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November _ the increase in the Consumer Price Index was flat for the first time in 4-1/2 years _ and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate _ the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.

    Signs of an economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of a recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.

    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.

    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.

    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession.

Market Environment and Portfolio Review

    The U.S. fixed-income markets posted some of the best returns in recent years. The Lehman Brothers Intermediate Government Index, a broad measure of bond market performance, rose 14.41% over the Fund's reporting period.*** Interest rates fell across all maturities, with the steepest declines occurring in the intermediate portion of the yield curve.

    The corporate market was the best performing sector of the fixed-income market, including intermediate term bonds. Investor demand for noncallable securities with yields higher than yields of government securities fueled corporate bond performance. Within the corporate sector, bonds below investment grade generally performed best. By year-end, the yield advantage of corporate bonds over Treasury securities was at its narrowest level in years. As interest rates declined, fears of rising prepayments restrained the performance of mortgage-backed securities. Consequently, by year-end the yield advantage of mortgage securities over Treasuries was at the widest level in three years. Since prices of mortgage-backed securities rose at a slower pace than Treasury prices, this was used as a buying opportunity to increase the Fund's position in the higher yielding mortgage-backed sector.

    In accordance with the objectives of the Fund, the portfolio maintained an overweighted position in the intermediate portion of the yield curve compared to the benchmark Index. By year-end, the Fund's duration was 3.1 years, a slight reduction from the 3.3-year duration at the beginning of the reporting period. In seeking to enhance the income component of the Fund, holdings in mortgage pass-through securities were increased through selective purchases throughout the period. These securities consist of single-family home loans guaranteed by the Government National Mortgage Association and the Federal National Mortgage Association. By the end of the year, they yielded approximately 1.5% more than Treasury securities of comparable maturity.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                              Very truly yours,


  [Almond G. Goduti signature logo]

                              Almond G. Goduti
                              Portfolio Manager
January 16, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and C shares.
 **Distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B, C and R shares.
***Source: LIPPER ANALYTICAL SERVICES, INC.  The Lehman Brothers Intermediate
   Government Index is an unmanaged performance benchmark for securities with maturities of between one and ten years, which does not take into account charges, fees and other expenses.

Premier Limited Term Government Securities Fund
______________________________________-
                                                            December 31, 1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER LIMITED TERM
    GOVERNMENT SECURITIES FUND CLASS A SHARES AND THE LEHMAN BROTHERS
                       INTERMEDIATE GOVERNMENT INDEX


                     [Exhibit A: CHART]


           Premier Limited    Lehman Brothers
           Term Government     Intermediate
           Securities Fund      Government
           (Class A Shares)       Index*
             ________           _______-
3/3/86           9,697            10,000
12/31/86        10,511            10,977
12/31/87        10,618            11,373
12/31/88        11,282            12,100
12/31/89        12,510            13,635
12/31/90        13,421            14,938
12/31/91        15,235            17,045
12/31/92        16,068            18,226
12/31/93        17,529            19,715
12/31/94        16,786            19,371
12/31/95        19,300            22,163

*Source: Lehman Brothers


Average Annual Total Returns
______________________________________-

                           Class A Shares
___________________________________-
                                                         % Return
                                                        Reflecting
                           % Return Without           Maximum Initial
Period Ended 12/31/95        Sales Charge           Sales Charge (3.0%)
__________-                    ________                 _________-
1 Year                          14.98%                   11.50%
5 Years                          7.52                     6.87
From Inception (3/3/86)          7.24                     6.91


                            Class B Shares
__________________________________-
                                                 % Return Reflecting
                                                Applicable Contingent
                               % Return             Deferred Sales
                              Assuming No             Charge Upon
Period Ended 12/31/95         Redemption              Redemption*
__________-                     _____-               __________-
1 Year                          14.40%                   11.40%
From Inception (12/19/94)       13.68                    10.84


                            Class C Shares
__________________________________-
                                                 % Return Reflecting
                                                Applicable Contingent
                               % Return             Deferred Sales
                              Assuming No             Charge Upon
Period Ended 12/31/95         Redemption              Redemption**
__________-                     _____-                __________-
1 Year                          14.48%                  13.73%
From Inception (12/19/94)       13.76                   13.76


                            Class R Shares
__________________________________-
Period Ended 12/31/95
__________-
1 Year                         15.34%
From Inception (4/8/94)         7.67


Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Premier Limited Term Government Securities Fund on 3/3/86 (Inception Date) to a $10,000 investment made in the Lehman Brothers Intermediate Government Index on that date. For comparative purposes, the value of the Index on 2/28/86 is used as the beginning value on 3/3/86. All dividends and capital gain distributions are reinvested. Performance for Class B shares, Class C shares and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities of between three and eight years. The average weighted maturity of the Fund's portfolio is between three and ten years. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Lehman Brothers Intermediate Government Index is composed of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Unlike the Fund, the Lehman Brothers Intermediate Government Index is an unmanaged performance benchmark for securities with maturities of between one and ten years, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

 * Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.

** Maximum contingent deferred sales charge for Class C shares is .75% within one year of the date of purchase.

Premier Limited Term Government Securities Fund
______________________________________-
Statement of Investments                                    December 31, 1995

                                                                                         Principal
Bonds and Notes_98.0%                                                                     Amount              Value
_____________________________________                                                     _____-              _____-
U.S. Treasury Notes_82.6%
    5-1/2%, 4/15/2000.....................................................              $ 3,000,000         $ 3,028,125
    7%, 4/15/1999.........................................................                2,800,000           2,942,626
    7-1/8%, 10/15/1998....................................................                3,300,000           3,459,327
    7-1/8%, 2/29/2000.....................................................                   44,000              46,874
    7-1/4%, 8/15/2004.....................................................                1,060,000           1,179,747
    7-3/8%, 5/15/1996.....................................................                  200,000             201,547
    7-3/4%, 1/31/2000.....................................................                1,800,000           1,956,375
                                                                                                                 _____-
Total U.S. Treasury Notes.................................................                                   12,814,621
                                                                                                                 ======
Mortgage-Backed Securities_15.4%
Federal Home Loan Mortgage Corp.,
    Participation Certificates;
    11%, 11/1/2015........................................................                    5,491               6,089
                                                                                                                 _____-
Federal National Mortgage Association;
    7-1/2%, 10/1/2025.....................................................                  790,178             810,422
                                                                                                                 _____-
Government National Mortgage Association I:
    8%, 9/15/2024.........................................................                  753,998             786,043
    9%, 2/15/2019-2/15/2020...............................................                  519,026             550,329
    9-1/2%, 10/15/2009....................................................                   69,333              74,468
    10%, 5/15/2019........................................................                   65,775              72,167
    10-1/2%, 2/15/2014-4/15/2016..........................................                   58,235              64,532
    11-1/2%, 12/15/2015...................................................                   27,097              30,721
                                                                                                                 _____-
                                                                                                              1,578,260
                                                                                                                 _____-
Total Mortgage-Backed Securities..........................................                                    2,394,771
                                                                                                                 ======
TOTAL INVESTMENTS
  (cost $14,500,653)......................................................                    98.0%         $15,209,392
                                                                                             =====               ======
CASH AND RECEIVABLES (NET)................................................                     2.0%         $   302,900
                                                                                             =====               ======
NET ASSETS...............................................................                    100.0%         $15,512,292
                                                                                             =====               ======


                        See notes to financial statements.

Premier Limited Term Government Securities Fund
______________________________________-
Statement of Assets and Liabilities                         December 31, 1995

ASSETS:
    Investments in securities, at value (cost $14,500,653)_see Statement
      of Investments........................................................                                $15,209,392
    Cash....................................................................                                    111,882
    Interest receivable.....................................................                                    232,303
    Paydowns receivable.....................................................                                        170
                                                                                                                 _____-
                                                                                                             15,553,747
LIABILITIES:
    Due to The Dreyfus Corporation_Note 2(a)...............................            $15,142
    Due to Distributor_Note 2(b)...........................................              3,318
    Payable for shares of Beneficial Interest redeemed......................             21,673
    Trustees' fees payable_Note 2(c).......................................              1,322                  41,455
                                                                                           ___-                 _____-
NET ASSETS..................................................................                                $15,512,292
                                                                                                                 ======
REPRESENTED BY:
    Paid-in capital.........................................................                                $15,173,710
    Accumulated distributions in excess of investment income_net...........                                     (2,773)
    Accumulated net realized (loss) on investments..........................                                   (367,384)
    Accumulated gross unrealized appreciation on investments................                                    708,739
                                                                                                                 _____-
NET ASSETS at value.........................................................                                $15,512,292
                                                                                                                 ======
NET ASSET VALUE, per share:
    Class A Shares
      unlimited number of shares of Beneficial Interest
      ($15,054,839 / 1,168,411 shares of Beneficial Interest outstanding)...                                     $12.88
                                                                                                                 ======
    Class B Shares
      unlimited number of shares of Beneficial Interest
      ($274,716 / 21,321 shares of Beneficial Interest outstanding).........                                     $12.88
                                                                                                                 ======
    Class C Shares
      unlimited number of shares of Beneficial Interest
      ($16.74 / 1.299 shares of Beneficial Interest outstanding)............                                     $12.89
                                                                                                                 ======
    Class R Shares
      unlimited number of shares of Beneficial Interest
      ($182,720 / 14,171 shares of Beneficial Interest outstanding).........                                     $12.89
                                                                                                                 ======


                   See notes to financial statements.

Premier Limited Term Government Securities Fund
______________________________________-
Statement of Operations                          year ended December 31, 1995

INVESTMENT INCOME:
    Interest Income.........................................................                               $1,106,816
    Expenses:
      Investment management fee_Note 2(a)..................................             $   95,714
      Distribution fee_Note 2(b)...........................................                 40,782
      Trustees' fees and expenses_Note 2(c)................................                  1,622
      Service fee_Note 2(b)................................................                    282
                                                                                             _____
          Total Expenses....................................................                                   138,400
                                                                                                                 _____
          INVESTMENT INCOME_NET............................................                                   968,416

REALIZED AND UNREALIZED GAIN ON INVESTMENTS_Note 3:
    Net realized (loss) on investments......................................             $ (173,203)
    Net unrealized appreciation on investments..............................              1,508,417
                                                                                              _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                 1,335,214
                                                                                                                 _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                $2,303,630
                                                                                                                ======

                    See notes to financial statements.

Premier Limited Term Government Securities Fund
______________________________________-
Statement of Changes in Net Assets

                                                                                           Year Ended December 31,
                                                                                        ______________-______________-
                                                                                           1995              1994
                                                                                          _____-            _____-
OPERATIONS:
    Investment income_net...............................................               $   968,416       $ 1,122,433
    Net realized (loss) on investments...................................                  (173,203)         (183,515)
    Net unrealized appreciation (depreciation) on investments for the year                1,508,417        (1,875,149)
                                                                                             _____-            _____-
        Net Increase (Decrease) In Net Assets Resulting From Operations..                 2,303,630          (936,231)
                                                                                             _____-            _____-
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income_net:
      Class A Shares.....................................................                  (966,462)         (942,903)
      Institutional Class................................................                      _            (179,530)
      Class B Shares.....................................................                    (5,926)             _
      Class C Shares.....................................................                        (1)             _
      Class R Shares.....................................................                    (1,188)             _
                                                                                             _____-            _____-
        Total Dividends..................................................                  (973,577)       (1,122,433)
                                                                                             _____-            _____-
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares(1)..................................................                 1,733,856         8,436,807
      Class B Shares.....................................................                   286,680                15
      Class C Shares.....................................................                      _                  15
      Class R Shares.....................................................                   180,000                15
    Dividends reinvested:
      Class A Shares(1)..................................................                   857,024         1,029,275
      Class B Shares.....................................................                     2,838              _
      Class C Shares.....................................................                      _                _
      Class R Shares.....................................................                     1,187              _
    Cost of shares redeemed:
      Class A Shares(1)..................................................                (6,542,409)      (12,277,432)
      Class B Shares.....................................................                   (21,787)             _
      Class C Shares.....................................................                      _                _
      Class R Shares.....................................................                      _                _
                                                                                             _____-            _____-
        (Decrease) In Net Assets From Beneficial Interest Transactions...                (3,502,611)       (2,811,305)
                                                                                             _____-            _____-
          Total (Decrease) In Net Assets.................................                (2,172,558)       (4,869,969)

NET ASSETS:
    Beginning of year....................................................                17,684,850        22,554,819
                                                                                             _____-            _____-
    End of year [including distributions in excess of investment income-net;
      $(2,773) in 1995 and undistributed investment income-net;
      $2,388 in 1994]....................................................               $15,512,292       $17,684,850
                                                                                             ======            ======

                                                                             Shares
                                       ______________________________________________________________________________
                                                 Class A                Class B          Class C             Class R
                                       __________________________     ____________     ____________        ____________
                                         Year Ended December 31,       Year Ended       Year Ended          Year Ended
                                       __________________________      December 31,     December 31,        December 31,
                                         1995          1994(2)(3)       1995(4)          1995(4)             1995(5)
                                         ___-            _____          ______            ______              ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold..................      141,378          671,131          22,818             _                14,077
    Shares issued for dividends..
      reinvested.................       68,726           83,300             224             _                    93
    Shares redeemed..............     (529,321)        (983,069)         (1,722)            _                  _
                                          ____             ____              ___             ___                ___
      Net Increase (Decrease)
        In Shares Outstanding....     (319,217)        (228,638)         21,320             _                14,170
                                          ====             ====              ===             ===                ===

___________
(1) Amounts include $3,344,448 of subscriptions, $168,039 of reinvestments and $3,798,430 of redemptions for the Institutional Class up to April 4, 1994.
(2) Effective April 4, 1994, Retail shares and Institutional shares were redesignated Investor shares. On October 17, 1994 Investor shares were redesignated as Class A shares.
(3) Number of shares includes 257,667 of subscriptions, 12,997 of reinvestments and 292,971 of redemptions for the Institutional Class up to April 4, 1994.
(4) The Fund commenced offering Class B and Class C shares on December 19,
    1994.  As of December 31, 1994, the Fund had issued 1,259 Class B shares and
    1.259 Class C shares.
(5) The Fund commenced selling Class R shares on April 4, 1994. As of
    December 31, 1994, the Fund had issued 1.216 Class R shares.

                        See notes to financial statements.

Premier Limited Term Government Securities Fund
______________________________________-
Financial Highlights

    Contained below is per share performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                   Class A Shares
                                                                ______________________________________________________
                                                                               Year Ended December 31,
                                                                ______________________________________________________
PER SHARE DATA:                                                  1995     1994(1)(2)   1993(1)       1992        1991
                                                                  ___        ___         ___          ___         ___
    Net asset value, beginning of year....................      $11.89      $13.14      $12.76      $12.81      $11.99
                                                                   ___         ___         ___         ___         ___
    Investment Operations:
    Investment income_net................................         .74         .68(3)      .75(3)      .72         .74
    Net realized and unrealized gain (loss) on investments        1.00       (1.23)        .40        (.05)        .82
                                                                   ___         ___         ___         ___         ___
      Total from Investment Operations....................        1.74        (.55)       1.15         .67        1.56
                                                                   ___         ___         ___         ___         ___
    Distributions:
    Dividends from investment income-net..................        (.75)       (.70)       (.74)       (.72)       (.74)
    Dividends from net realized gain on investments.......         _          _         (.03)        _          _
    Dividends in excess of net realized gain on investments        _          _         (.00)(4)     _          _
                                                                   ___         ___         ___         ___         ___
      Total Distributions.................................        (.75)       (.70)       (.77)       (.72)       (.74)
                                                                   ___         ___         ___         ___         ___
    Net asset value, end of year..........................      $12.88      $11.89      $13.14      $12.76      $12.81
                                                                   ===_         ===         ===         ===         ===

TOTAL INVESTMENT RETURN(5)................................       14.98%      (4.24%)      9.10%       5.47%      13.51%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............         .85%       1.02%(6)    1.40%(6)    1.67%       1.91%
    Ratio of net investment income to average net assets..        5.98%       5.59%       5.56%       5.70%       6.09%
    Portfolio Turnover Rate...............................      171.63%     165.00%      74.00%      30.00%      50.00%
    Net Assets, end of year (000's Omitted)...............     $15,055     $17,685      $8,776     $22,914     $15,797

________-
(1) On February 1, 1993 existing shares of the Fund were designated the
    Retail Class and the Fund began offering the Institutional Class of shares.
    Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor Shares and the
    Fund began offering Trust Shares. On October 17, 1994 Investor shares were redesignated Class A  shares and Trust Shares were redesignated Class R shares.  The amounts shown for the year ended December 31, 1994 were calculated using the performance of a Retail Share outstanding from January 1, 1994 to
    April 3, 1994, and the  performance of an Investor (now Class A) Share
    outstanding from April 4, 1994 to December 31, 1994.   The Financial
    Highlights for the year ended December 31, 1993 and prior years are based upon a Retail Share outstanding.
(2) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the
    Fund's investment adviser.  From April 4, 1994 through October 16, 1994,
    Mellon Bank, N.A. served as the Fund's investment manager. Effective October
    17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
(3) Net investment income before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser for the year ended
    December 31, 1994 was  $.67.  Net investment income before waiver of fees and or reimbursement of expenses by the investment adviser, transfer agent, and distributor, for the year ended December 31, 1993 was $.70.
(4) Amount represents less than $.01 per share.
(5) Exclusive of sales load.
(6) Without the voluntary reimbursement and/or waiver if fees by the investment adviser and transfer agent, the ratio of expenses to average net assets for the years ended December 31, 1994 and 1993 would have been 1.09%
    and 1.74% respectively.

                  See notes to financial statements.

Premier Limited Term Government Securities Fund
______________________________________-
Financial Highlights (continued)

    Contained below is per share performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.(1)

                                                                     Class B Shares    Class C Shares    Class R Shares
                                                                     _____________    _____________    _____________---
                                                                       Year Ended        Year Ended         Year Ended
                                                                      December 31,      December 31,       December 31,
PER SHARE DATA:                                                          1995(2)           1995(2)            1995(3)
                                                                         ______            ______             ______
    Net asset value, beginning of year....................                $11.89            $11.89            $11.89
                                                                             ___               ___               ___
    Investment Operations:
    Investment income_net................................                   .68               .68               .77
    Net realized and unrealized gain on investments.......                   .99              1.00              1.01
                                                                             ___               ___               ___
      Total from Investment Operations....................                  1.67              1.68              1.78
                                                                             ___               ___               ___
    Distributions;
    Dividends from investment income-net..................                  (.68)             (.68)             (.78)
                                                                             ___               ___               ___
    Net asset value, end of year..........................                $12.88            $12.89            $12.89
                                                                             ===               ===               ===
TOTAL INVESTMENT RETURN(4)................................                 14.40%            14.48%            15.34%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............                  1.35%             1.35%              .64%
    Ratio of net investment income to average net assets..                  5.17%             4.83%             6.20%
    Portfolio Turnover Rate...............................                171.63%           171.63%           171.63%
    Net Assets, end of year (000's Omitted)...............                  $274               _               $183

________
(1) Financial highlights for the period ended December 31, 1994 for Class B, Class C and Class R shares are not presented because no shares had been issued to the public as of this date.
(2) On December 19, 1994 the Fund commenced offering Class B and Class C shares.
(3) On April 4, 1994 the Fund commenced offering Trust shares which were redesignated Class R shares on October 17, 1994.
(4) Exclusive of sales load.

                    See notes to financial statements.

Premier Limited Term Government Securities Fund
______________________________________-
NOTES TO FINANCIAL STATEMENTS

NOTE 1_Significant Accounting Policies:

    Premier Limited Term Government Securities Fund (the "Fund") is a diversified fund seeking high current income consistent with the preservation of capital by investing primarily in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Dreyfus/Laurel Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 ("Act") and operates as a series company currently offering four series including the Fund. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund currently offers four classes of shares: Class A, Class B and Class C shares are sold primarily to the retail investors through financial intermediaries and bear a distribution fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

    Investment Income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: The Fund's investments (excluding U.S.
Government obligations and short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximat es value.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including amortization of discount and premium on investments is recognized on the accrual basis.

Premier Limited Term Government Securities Fund
______________________________________-
NOTES TO FINANCIAL STATEMENTS (continued)

    (c) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $367,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. If not applied, $175,000 of the carryover expires in fiscal 2002 and $192,000 of the carryover expires in fiscal 2003.

NOTE 2_Investment Management Fee and Other Transactions With Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).

    (b) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended December 31, 1995, the service fee for Class B shares was $282. For the year

Premier Limited Term Government Securities Fund
______________________________________-
NOTES TO FINANCIAL STATEMENTS (continued)

ended December 31, 1995, the distribution fee for Class A and Class B shares was $40,218 and $564, respectively.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Trustees' Fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3_Securities Transactions:

    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $27,004,714 and $30,552,814, respectively.

    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Limited Term Government Securities Fund
______________________________________-
Independent Auditors' Report

Board of Trustees and Shareholders:
The Dreyfus/Laurel Funds Trust

    We have audited the accompanying statement of assets and liabilities of the Premier Limited Term Government Securities Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended December 31, 1993 were audited by other auditors whose report thereon, dated February 14, 1994, expressed an unqualified opinion on that statement and those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Limited Term Government Securities Fund of The Dreyfus/Laurel Funds Trust, as of December 31, 1995, and the results of its operations for the year then ended, changes in its net assets, and the financial highlights for each of the years in the two year period then ended, in conformity with generally accepted accounting principles.


                                      KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
February 6, 1996

Premier Limited Term Government Securities Fund
______________________________________-
Important Tax Information (Unaudited)

    For State individual income tax purposes, the Fund hereby designates 87.10% of the ordinary income dividends paid during its fiscal year ended December 31, 1995 as attributable to interest income from direct obligations of the United States government. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

[Dreyfus lion "d" logo]
Premier Limited Term
Government Securities Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust
One Cabot Road
Medford, MA 02155

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.



Printed in U.S.A.                       PLGAR9512
[Dreyfus logo]

          Annual Report

       __________-
       Premier Limited Term
       Government Securities
              Fund
       __________-


        December 31, 1995

             [LION]